                                                                    EXHIBIT 10.9
                                PROMISSORY NOTE


June 15, 1994                             Peace Dale, Rhode Island


1.   BORROWER'S PROMISE TO PAY

     In return for a loan that I have received, I promise to pay U.S. $975,000.00 (this amount is called "principal"), plus interest, to the order of the Lender. The Lender is Pro-Mark Holdings, Inc. I understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2.   INTEREST

     Interest will be charged on unpaid principal until the full amount of principal has been paid. I will pay interest at a yearly rate of 5.42%.

     The interest rate required by this Section 2 is the rate I will pay both before and after any default described in Section 5(B) of this Note.

3.   PAYMENTS

     (A) Time and Place of Payments

     I will pay principal and interest by making monthly payments on the 15th day of each month beginning on July 15, 1994 and continuing until June 15, 1997 (which is called the "maturity date"), when I will pay the full amount of unpaid principal and interest and any other charges described below that I may owe under this Note. My monthly payments will be applied to interest before principal.

     I will make my monthly payments at 33 North Road, Peace Dale, Rhode Island or at a different place if required by the Note Holder.

     (B) Amount of Monthly Payments

     My monthly payment will be in the amount of U.S. $4,403.75.

4.   BORROWER'S RIGHT TO PREPAY

     I have the right to make payments of principal at any time before they are due. A payment of principal only is known as a "prepayment." When I make a prepayment, I will tell the Note Holder in writing that I am doing so.

     I may make a full prepayment or partial prepayments without paying any prepayment charge. The Note Holder will use all of my prepayments to reduce the amount of principal that I owe under this Note. If I make a partial prepayment, there will be no changes in the due date or in the amount of my monthly payment unless the Note Holder agrees in writing to those changes.

5.   BORROWER'S FAILURE TO PAY AS REQUIRED

     (A) Late Charges for Overdue Payments

     If the Note Holder has not received the full amount of any monthly payment by the end of 15 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be three percent (3%) of my overdue payment. I will pay this late charge promptly but only once on each late payment.

     (B) Default

     If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

     (C) Notice of Default

     If I am in default, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of principal which has not been paid and all the interest that I owe on that amount. That date must be at least 30 days after the date on which the notice is delivered or mailed to me.

     (D) No Waiver By Note Holder

     Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

     (E) Payment of Note Holder's Costs and Expenses

     If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

6.   GIVING OF NOTICES

     Unless applicable law requires a different method, any notice that must be given to me under this Note will be given by delivering or by mailing it by first class mail to me at 839-C Ministerial Road, South Kingstown, Rhode Island 02879 or at a different address if I give the Note Holder a notice of my different address.

     Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

7.   OBLIGATIONS OF PERSONS UNDER THIS NOTE

     If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

8.   WAIVERS

     I and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.


/s/ Robert C. Bruns           /s/ E. David Corvese         (Seal)
- -------------------------     -----------------------------
(Witness)                     E. David Corvese            Borrower


/s/ Robert C. Bruns           /s/ Nancy P. Corvese         (Seal)
- -------------------------     -----------------------------
(Witness)                     Nancy P. Corvese            Borrower

                                PROMISSORY NOTE

June 15, 1994                             Peace Dale, Rhode Island


1.   BORROWER'S PROMISE TO PAY

     In return for a loan that I have received, I promise to pay U.S. $3,750.00 (this amount is called "principal"), plus interest, to the order of the Lender. The Lender is Pro-Mark Holdings, Inc. I understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2.   INTEREST

     Interest will be charged on unpaid principal until the full amount of principal has been paid. I will pay interest at a yearly rate of 5.42%.

     The interest rate required by this Section 2 is the rate I will pay both before and after any default described in Section 5(B) of this Note.

3.   PAYMENTS

     (A) Time and Place of Payments

     I will pay principal and interest by making monthly payments on the 15th day of each month beginning on July 15, 1994 and continuing until June 15, 1997 (which is called the "maturity date"), when I will pay the full amount of unpaid principal and interest and any other charges described below that I may owe under this Note. My monthly payments will be applied to interest before principal.

     I will make my monthly payments at 33 North Road, Peace Dale, Rhode Island or at a different place if required by the Note Holder.

     (B) Amount of Monthly Payments

     My monthly payment will be in the amount of U.S. $16.93.

4.   BORROWER'S RIGHT TO PREPAY

     I have the right to make payments of principal at any time before they are due. A payment of principal only is known as a "prepayment." When I make a prepayment, I will tell the Note Holder in writing that I am doing so.

     I make a full prepayment or partial payment by paying any prepayment charge. The Note Holder will use all other prepayments to reduce the amount of principal that I owe under this Note. If I make a partial prepayment, there will be no changes in the due date or in the amount of my monthly payment unless the Note Holder agrees in writing to those changes.

5.   BORROWER'S FAILURE TO PAY AS REQUIRED

     (A) Late Charges for Overdue Payments

     If the Note Holder has not received the full amount of any monthly payment by the end of 15 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be three percent (3%) of my overdue payment. I will pay this late charge promptly but only once on each late payment.

     (B) Default

     If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

     (C) Notice of Default

     If I am in default, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of principal which has not been paid and all the interest that I owe on that amount. That date must be at least 30 days after the date on which the notice is delivered or mailed to me.

     (D) No Waiver By Note Holder

     Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

     (E) Payment of Note Holder's Costs and Expenses

     If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

6.   GIVING OF NOTICES

     Unless applicable law requires a different method, any

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

notice that must be given to me under this Note will be given by delivering or by mailing it by first class mail to me at 839-C Ministerial Road, South Kingstown, Rhode Island 02879 or at a different address if I give the Note Holder a notice of my different address.

     Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

7.   OBLIGATIONS OF PERSONS UNDER THIS NOTE

     If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

8.   WAIVERS

     I and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.


WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.



/s/ Robert C. Bruns                   /s/ E. David Corvese  (Seal)
- --------------------------------      ----------------------
(Witness)                             E. David Corvese   Borrower



/s/ Robert C. Bruns                   /s/ Nancy P. Corvese  (Seal)
- --------------------------------      ----------------------
(Witness)                             Nancy P. Corvese   Borrower

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